As filed with the U.S. Securities and Exchange Commission on April 20, 2022
Registration Nos. 333-147508
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

Registration Statement
Under the Securities Act of 1933	□
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 18	☒
Registration Statement
Under the Investment Company Act of 1940	□
Amendment No. 124	☒

Metropolitan Life Separate Account UL
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of depositor's principal executive offices)
Depositor’s Telephone Number, including Area Code: (212) 578-9500
Stephen Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Vedder Price P.C.
1401 New York Avenue, N.W.
Suite 500
Washington, D.C. 20005
Approximate Date of Proposed Public Offering: May 1, 2022
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2022 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

May 1, 2022
Equity Advantage VUL Flexible Premium Variable Life Insurance Policies
Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company
Prospectus
This Prospectus provides you with important information about MetLife’s Equity Advantage VUL Policy ("Policy"). However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “us”, “our”) issued to you. There may be differences between the description of the Policy contained in this Prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. The Policy is no longer available for sale.
You allocate net Premiums among the Divisions of Metropolitan Life Separate Account UL (the “Separate Account”). Each Division of the Separate Account invests in shares of one of the “Portfolios” listed in Appendix A. (Divisions may be referred to as “Investment Divisions” in your Policy.)
You may also allocate net Premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Divisions or Portfolios will perform. The Policies and the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	A surrender charge will be deducted from the Cash Value if the Policy is surrendered, lapses or there is a partial withdrawal during the first ten (10) Policy years or during the first (10) Policy years after an increase in the specified face amount of a Policy.
	The maximum surrender charge is 3.825% of specified face amount. For example, the maximum surrender charge during the first year after issue (or a specified face amount increase), assuming an initial face amount (or subsequent specified face amount increase) of $100,000, is $3,825.			“Charges -Surrender Charge, Partial Withdrawal Charge”
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions (such as when you make a Premium payment, or transfer Cash Value between investment options, make a partial withdrawal or request an illustration if you have requested more than one illustration in a year).			“Charges -Deductions from Premiums, Surrender Charge, Partial Withdrawal Charge, Transfer Charge”
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and risk classification). There is also a mortality and expense risk charge deducted.

	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			“Charges – Monthly Deduction from Cash Value, Charges Against the Portfolios and the Divisions of the Separate Account”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.27%	1.11%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short- Term Investment	The Policies are designed to provide lifetime insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make Premium payments and you may also pay surrender charges when surrendering the Policy.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., Portfolios). Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.	“Prinicipal Risks”
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of Premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required Premiums.	“Prinicipal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Policy Owners may transfer Cash Value between and among the Divisions and the Fixed Account. There are limitations on the transfer from the Fixed Account and limits on the minimum amount Policy Owners may transfer. Metropolitan Life also reserves the right to limit transfers to four (4) per Policy year and to impose a charge of $25 per transfer. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	Transfer Charge” and “Transfers”
Optional Benefits	The Option to Purchase Additional Insurance Coverage Rider, Overloan Protection Rider, Guaranteed Survivor Income Benefit Rider and Guaranteed Minimum Death Benefit Rider were available to be elected at Policy issue only. You may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.	“Additional Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Policy.	“Distribution of the Policies”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“The Policies-Replacing Existing Insurance”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed to provide lifetime insurance coverage on the insured(s) named in the Policies, as well as maximum flexibility in connection with Premium payments and death benefits. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance policy. The Policy also provides tax deferred accumulation of assets as well as favorable tax treatment of insurance proceeds. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
A Policy Owner has considerable flexibility concerning the amount and frequency of Premium payments. The Policy Owner elected in the application when the Policy was first purchased to pay Premiums annually or on a monthly “check-o-matic” (or payroll deduction plan if provided by the employer of the Policy Owner) quarterly or semi-annual basis, which is the planned periodic Premium schedule. The schedule will provide for a Premium payment of a level amount determined by the Policy Owner at fixed intervals over a specified period of time. A Policy Owner need not adhere to the planned periodic Premium payment schedule. Instead, generally, a Policy Owner may make Premium payments in any amount above the $50 minimum and at any frequency up until the Policy anniversary when the insured reaches age 121. The Policy Owner may be required to make an unscheduled Premium payment in order to keep the Policy in force. The payment of a given Premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient Premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A at the end of the Prospectus.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with Premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying Premiums; loan privileges; surrender privileges; and optional insurance benefits.
Death Proceeds. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
Choice of Death Benefit Option. You may choose among three death benefit options:

•	a level death benefit that equals the Policy’s face amount;
•	a variable death benefit that equals the Policy’s face amount plus the Policy’s Cash Value; and
•	a combination variable and level death benefit that equals the Policy’s face amount plus the Policy’s Cash Value until the insured attains age 65 and equals the Policy’s face amount thereafter.
The death benefit under any option could increase to satisfy Federal tax law requirements if the Cash Value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.
Investment Options. You can allocate your net Premiums and Cash Value among your choice of Divisions available in the Separate Account, each of which corresponds to a mutual fund portfolio, or “Portfolio.” The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate Premiums and Cash Value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future Premiums at any time. Additional information about each Portfolio is provided in Appendix A.
Partial Withdrawals. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy’s cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.
Transfers and Automated Investment Strategies. You may transfer your Policy’s Cash Value among the Divisions or between the Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Division or the Fixed Account. We may limit the number of transfers among the Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See “Transfers” for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your Cash Value among the Divisions and the Fixed Account. (See “Automated Investment Strategies.”)
Loans. You may borrow from the Cash Value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy’s Cash Value net of the Surrender Charge, reduced by Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences. (See “Loans” for additional information.)
Surrenders. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.
Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in Cash Value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. However, different rules apply in the first fifteen Policy years, as distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Supplemental Benefits and Riders. We offer a variety of riders that provide supplemental benefits under the Policy. These include the Children's Term Insurance Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider, Options to Purchase Additional Insurance Coverage Rider, Accidental Death Benefit Rider, Acceleration of Death Benefit Rider, Guaranteed Survivor Income Benefit Rider, Guaranteed Minimum Death Benefit Rider and Overloan Protection Rider. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.
FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, make withdrawals from the Policy, or transfer Cash Value among Divisions or the Fixed Account.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge Imposed on Premiums ("loads")	On payment of Premium	2.25% of each Premium paid	2.25% of Premiums paid up to the Target Premium per Policy year
State Premium Tax	On payment of Premium	2.0% in all Policy years	2.0% in all Policy years
Federal Premium Tax	On payment of Premium	1.25% in all Policy years	1.25% in all Policy years
Surrender Charge[1]
Minimum and Maximum Charge	On surrender, lapse, or face amount reduction in the first ten (10) Policy years (and, with respect to a face amount increase, in the first ten (10) Policy years after the increase)	In Policy year 1, $3.75 to $38.25 per $1,000 of base Policy face amount[2]	In Policy year 1, $3.75 to $38.25 per $1,000 of base Policy face amount[2]
Representative Insured[3]		$14.00 per $1,000 of base Policy face amount	$14.00 per $1,000 of base Policy face amount
Transfer Charge	On transfer of cash value among the Divisions and to and from the Fixed Account	$25 for each transfer	Not currently charged

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Partial Withdrawal Charge	On partial withdrawal of cash value	$25 for each partial withdrawal[4]	Not currently charged
Illustration of Benefits Charge	On provision of each illustration in excess of one per year	$25 per illustration	Not currently charged
Acceleration of Death Benefit Rider	At time of benefit payment	One-time fee of $150	Not currently charged
Overloan Protection Rider	At time of exercise	One-time fee of 3.5% of Policy cash value	One-time fee of 3.5% of Policy cash value
[1]	The Surrender Charge varies based on individual characteristics, including the insured’s issue age, risk class, sex (except for unisex Policies), smoker status, and the Policy’s face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge that would apply for a particular insured by contacting your registered representative.
[2]	No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.
[3]	The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000.
[4]	If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges other than Portfolio Operating Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Policy Charges:
Cost of Insurance (1)
• Minimum and Maximum Charge	Monthly	$0.02 to $83.33 per $1,000 of net amount at risk(2)	$0.01 to $83.33 per $1,000 of net amount at risk(2)
• Charge for a representative insured (3)		$0.09 per $1,000 of net amount at risk	$0.02 per $1,000 of net amount at risk
Policy Charge(4)
• Policy face amount less than $50,000	Monthly	$12	$12
• Policy face amount between $50,000 and $249,999		$15	$15
Mortality and Expense Risk Charge(5)	Daily	Effective annual rate of 0.80%	Effective annual rate of 0.60%
Coverage Expense Charge (6),(7)
• Minimum and Maximum Charge	Monthly	$0.04 to $2.30 per $1,000 of base Policy face amount	$0.04 to $2.30 per $1,000 of base Policy face amount
• Charge for a representative insured (3)		$0.16 per $1,000 of base Policy face amount	$0.16 per $1,000 of base Policy face amount
Loan Interest Spread(8)	Annually	Annual rate of 1% of loan collateral	Annual rate of 1% of loan collateral
Optional Benefit Charges:

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Guaranteed Survivor Income Benefit Rider(9)
• Minimum and Maximum Charge	Monthly	$0.01 to $83.33 per $1,000 of Eligible Death Benefit	$0.01 to $1.08 per $1,000 of Eligible Death Benefit
• Charge for a representative insured(3)		$0.02 per $1,000 of Eligible Death Benefit	$0.02 per $1,000 of Eligible Death Benefit
Children’s Term Insurance Rider	Monthly	$0.40 per $1,000 of rider face amount	$0.40 per $1,000 of rider face amount
Waiver of Monthly Deduction Rider(10)
• Minimum and Maximum Charge	Monthly	$0.00 to $61.44 per $100 of monthly deduction	$0.00 to $61.44 per $100 of monthly deduction
• Charge for a representative insured(3)		$6.30 per $100 of monthly deduction	$6.30 per $100 of monthly deduction
Waiver of Specified Premium Rider(10)
• Minimum and Maximum Charge	Monthly	$0.00 to $21.75 per $100 of Specified Premium	$0.00 to $21.75 per $100 of Specified Premium
• Charge for a representative insured(3)		$3.00 per $100 of Specified Premium	$3.00 per $100 of Specified Premium
Option to Purchase Additional Insurance Coverage Rider (10)
• Minimum and Maximum Charge	Monthly	$0.02 to $0.25 per $1,000 of Option amount	$0.02 to $0.25 per $1,000 of Option amount
• Charge for a representative insured(3)		$0.03 per $1,000 of Option amount	$0.03 per $1,000 of Option amount
Accidental Death Benefit Rider(10)
• Minimum and Maximum Charge	Monthly	$0.00 to $83.33 per $1,000 of rider face amount	$0.00 to $0.34 per $1,000 of rider face amount
• Charge for a representative insured(3)		$0.08 per $1,000 of rider face amount	$0.05 per $1,000 of rider face amount
Guaranteed Minimum Death Benefit (10), (11)
• Minimum and Maximum Charge	Monthly	$0.03 to $83.33 per $1,000 of net amount at risk	$.03 to $0.14 per $1,000 of net amount at risk
• Charge for a representative insured(3)		$0.03 per $1,000 of net amount at risk	$0.03 per $1,000 of net amount at risk
[1]	The cost of insurance charge varies based on individual characteristics, including the Policy’s face amount and the insured’s age, risk class, and (except for unisex Policies) sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance charge that would apply for a particular insured by contacting your registered representative.
[2]	The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s Cash Value.
[3]	The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000.
[4]	After the first Policy Year, the Policy Charge declines to $9 for a Policy with a face amount of less than $50,000, and to $8 for a Policy with a face amount between $50,000 and $249,999. No Policy Charge applies if a Policy is issued with a face amount equal to or greater than $250,000.
[5]	The Mortality and Expense Risk Charge declines over time in accordance with the following schedule:

Maximum Charge	Current Charge
Policy years 1 - 10.80%	.60%

	Maximum Charge	Current Charge
Policy years 11 - 19.35%		.35%
Policy years 20 – 29.20%		.20%
Policy years 30+	.05%	.05%
The Current Charge Percentages shown above apply if the Policy’s net Cash Value is less than the equivalent of five Target Premiums. The percentages decrease as the Policy’s net Cash Value, measured as a multiple of Target Premiums, increases, as shown below:
	Less than 5 target premiums	At least 5 but less than 10 target premiums	At least 10 but less than 20 target premiums	20 or more target premiums
Policy years 1- 10.60%		.55%	.30%	.15%
Policy years 11- 19.35%		.30%	.15%	.10%
Policy years 20- 29.20%		.15%	.10%	.05%
Policy years 30+	.05%	.05%	.05%	.05%
[6]	The Coverage Expense Charge varies based on individual characteristics, including the Policy’s face amount and the Insured’s age, risk class, and (except for unisex Policies) sex. The Coverage Expense Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Coverage Expense Charge that would apply to a particular insured by contacting your registered representative.
[7]	The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase. If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy’s face amount is reduced in the first year following a face amount increase, we will deduct from the Cash Value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.
[8]	The loan interest spread is the difference between the interest rates we charge on Policy loans and the interest earned on Cash Value we hold as security for the loan (“loan collateral”). We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Loan collateral earns interest at an effective rate of not less than 3.0% per year. The maximum loan interest spread is 1% per year of the loan collateral.
[9]	The charge for the Guaranteed Survivor Income Benefit Rider varies based on individual characteristics, including the rider’s Eligible Death Benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.
[10]	The charge for this rider varies based on individual characteristics, including the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.
[11]	The charge shown applicable to both the Guaranteed Minimum Death Benefit to Age 85 Rider and the Guaranteed Minimum Death Benefit to Age 121 Rider.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their current expenses, may be found in Appendix A.
Annual Portfolio Expenses
Annual Portfolio Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.27%	1.11%

PRINCIPAL RISKS
Investment Risk. If you invest your Policy’s Cash Value in one or more of the Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional Premium.
If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.
In addition, certain Portfolios are managed to limit volatility which seeks to reduce volatility of investment performance by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Policy’s Cash Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. THEY ARE NOT OFFERED PRIMARILY AS AN INVESTMENT, AND SHOULD NOT BE USED AS A SHORT-TERM SAVINGS VEHICLE. If you surrender the Policy within the first ten (10) Policy years (or within the first ten (10) Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten (10) Policy years (or the first ten (10) Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).
Risk of Lapse. Your Policy may lapse if you have paid an insufficient amount of Premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the Monthly Deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional Premium during the grace period. Your Policy generally will not lapse if you pay certain required Premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Tax Risks. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the

Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy’s Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess Premiums or unnecessary Premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1⁄2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. However, different rules apply in the first fifteen Policy years, as distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange.
See “Federal Tax Matters” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the Fixed Account.
We also reduce the amount we pay on the insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.
If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the Premiums paid. Since loans and partial withdrawals reduce your Policy’s Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Transfers. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from Account in a Policy year may generally not exceed the greater of 25% of the Policy’s cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon. In addition, we may limit transfers to four per Policy year and may. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund’s prospectus for more details.
Limitations on Access to Cash Value. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy’s cash surrender value in addition to limitations on withdrawals from the Fixed Account. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences. You may borrow from the Cash Value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy’s Cash Value net of the Surrender Charge, reduced by Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans.
Policy Charge and Expense Increase. We have the right to increase certain Policy charges.
Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000.

Risks of the Portfolios. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any fixed account investment option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. There is no assurance that any of the Portfolios will achieve its stated investment objective.

HOW THE POLICY WORKS

Premium Payments

- Flexible
- Planned premium options
- Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

Charges from Premium Payments

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)
- Premium Tax Charge: 2.0%
- Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account
- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
- We do not guarantee the cash value invested in the Portfolios
- Any earnings you accumulate are generally free of any current income taxes
- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).
- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)
- We may limit the amount of transfers from (and in some cases to) the Fixed Account

Daily Deductions from Assets of the Separate Account

- Investment advisory fees and other expenses are deducted from the Portfolio values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month
- Any Rider Charges
- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000
- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).
- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

Loans

- You may borrow your cash value
- Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.
- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

- Fixed settlement options are available for policy proceeds

Death Benefit

- Level, Variable and combined Level/Variable Death Benefit Options
- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.
- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.
- Generally income tax free to named beneficiary; may be subject to estate tax.

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.
- You may surrender the Policy at any time for its cash surrender value
- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse
- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. We are obligated to pay all benefits under the Policies.
The Separate Account
Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the Cash Values of the variable life insurance policies issued by the Separate Account.
We are obligated to pay the death benefit and any optional benefits under the Policy even if that amount exceeds the Policy’s Cash Value in the Separate Account. The amount of the death benefit and any optional benefits that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefits and any optional benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Portfolios
Each Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II and the Franklin Templeton Variable Insurance Products mutual fund. Each of these mutual funds has an investment adviser responsible for overall management of each Portfolio available in the mutual fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.
Portfolios Available Under the Policy. Information regarding each Portfolio, including (i) its name; (ii) its Portfolio type (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to the prospectus. Each Fund has issued a prospectus that contains more detailed information about the Portfolio, which you may obtain by calling 1-800-638-5000 or going on line to: dfinview.com/metlife/tahd/MET000252.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.
The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
•	AB Global Dynamic Allocation Portfolio
•	AQR Global Risk Balanced Portfolio
•	BlackRock Global Tactical Strategies Portfolio
•	Invesco Balanced-Risk Allocation Portfolio
•	JPMorgan Global Active Allocation Portfolio
•	Brighthouse Balanced Plus Portfolio
•	MetLife Multi-Index Targeted Risk Portfolio
•	PanAgora Global Diversified Risk Portfolio
•	Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Policy’s Cash Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.
Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only; for Brighthouse Funds Trust I, we offer Class A and Class B shares; and for Brighthouse Funds Trust II, we offer Class A shares only.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments.
These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2021, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (See “Fee Tables”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor MetLife Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.
Selection of the Portfolios
We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above.
In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new Premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Purchase and Redemption of Portfolio Shares by Our Separate Account
As of the end of each Valuation Period (See “Sending Communications and Payments To Us — When Your Requests, Instructions and Notifications Become Effective.”), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
•	The allocation of net Premiums to the Separate Account.
•	Dividends and distributions on Portfolio shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the Cash Value in the Separate Account).
•	Policy loans and loan repayments allocated to the Separate Account.
Voting Rights
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all Policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by MetLife
We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close a Division to allocations of Premium payments or Cash Value or both, and to existing investments or the investment of future Premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other separate accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
THE POLICIES
Purchasing a Policy
The Policy is no longer offered for sale. To purchase a Policy, you must have submited a completed application and an initial Premium to us at our Designated Office. (See “Sending Communications and Payments to Us.”) The minimum face amount for the base Policy is $50,000 unless we consented to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.
The Policies were available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must have received evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserved the right to reject an application for any reason permitted by law.
We may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and Cash Values. To obtain more information about these other policies, including their eligibility requirements, contact our Designated Office or your registered representative.

Replacing Existing Insurance
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies (including this Policy) or annuity contracts in connection with the purchase of a different policy. You should carefully compare your existing insurance and any new insurance that you are considering. You should replace your existing insurance only when you determine that the new insurance is better for you. You may have to pay a surrender charge on your existing insurance, and the new insurance may impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy a new policy, you may have to pay a tax, including possibly a penalty tax, on the surrendered Policy. We no longer sell this Policy and therefore you may not exchange an existing life insurance policy or annuity contract to purchase this Policy, but should consider these risks if you are thinking of replacing your Policy.
Policy Owner and Beneficiary
The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the Policy Owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner’s rights (except for rights to payment of benefits) terminate at the death of the insured.
The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.
A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.
You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See “Tax Considerations” below.)
24 Month Conversion Right
General Right. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to a fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name, provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate Premium payment on the new policy in order to keep it in force.
Exchange Right
At least once each year you have the option to transfer all of your Cash Value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further Premiums due. The face amount of the new Policy of paid-up insurance may be less than the face amount of the Policy.
PREMIUMS
Flexible Premiums
Subject to the limits described below, you choose the amount and frequency of Premium payments. You select a Planned Premium schedule, which consists of a first-year Premium amount and an amount for subsequent Premium payments. This schedule appears in your Policy. Your Planned Premiums will not necessarily keep your Policy in force. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.
You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send Premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make Premium payments on or after the Policy anniversary when the insured reaches age 121, except for Premiums required during the grace period.
If any payments under the Policy exceed the “7-pay limit” under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if Premium payments did not exceed the “7-pay limit.” Information about your “7-pay limit” is found in your Policy illustration. If we receive a Premium payment 30 days or less before the anniversary of the 7-pay testing period that exceeds the “7-pay limit” and would cause the Policy to become a modified endowment contract, and waiting until the anniversary to apply that payment would prevent the Policy from becoming a modified endowment contract, we may retain the Premium payment in a non-interest bearing account and apply the payment to the Policy on the anniversary. If we follow this procedure, we will notify you and give you the option of having the Premium payment applied to the Policy before the anniversary. Otherwise, if you make a Premium payment that exceeds the “7-pay limit,” we will apply the payment to the Policy according to our standard procedures described below and notify you that the Policy has become a modified endowment contract. In addition, if you have selected the guideline Premium test, Federal tax law limits the amount of Premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy’s death benefit by more than it would increase Cash Value. We may require evidence of insurability before accepting the payment.
We allocate net Premiums to your Policy’s Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange, which is usually 4 p.m. Eastern Standard Time. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy’s Divisions on the next day that the New York Stock Exchange is open. (See “Sending Communications and Payments to Us”)
Under our current processing, we treat any payment received by us as a Premium payment unless it is clearly marked as a loan repayment.
Amount Provided for Investment under the Policy
Investment Start Date. Your initial net Premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a Premium payment for the Policy at our Designated Office. (See “Sending Communications and Payments To Us.”)
Premium with Application. If you make a Premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one Premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the Premium payment made.
If you make a Premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See “Death Benefits.”)
Premium on Delivery. If you pay the initial Premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your Premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.
Backdating. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved (but not earlier than six months prior to the date that the application is completed). You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net Premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the Policy application is approved and the date your Premium is received at our Designated Office.
Allocation of Net Premiums
You make the initial Premium allocation when you apply for a Policy. You can change the allocation of future Premiums at any time thereafter. The change will be effective for Premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See “Sending of Communications and Payments To Us.”)
When we allocate net Premiums to your Policy’s Divisions, we convert them into units of the Divisions. We determine the number of units by dividing the dollar amount of the net Premium by the unit value. For your initial Premium, we use the unit value on the investment start date. For subsequent Premiums, we use the unit value next determined after receipt of the payment. (See “Cash Value.”)
SENDING COMMUNICATIONS AND PAYMENTS TO US
We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange — even if due to our delay (such as a delay in answering your telephone call).
The Designated Office for Premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchased the Policy through a registered representative of our former affiliates MetLife Securities, Inc. or New England Securities Corporation, or through another registered representative. If you purchased the Policy through a registered representative of MetLife Securities, Inc. or New England Securities Corporation, Premium payments should be mailed to MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative was not registered with one of these two former affiliates, Premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:
Payment Inquiries and Correspondence	MetLife P.O. Box 354 Warwick, RI 02887-0354
Beneficiary and Ownership Changes	MetLife P.O. Box 313 Warwick, RI 02887-0313
Surrenders, Loans, Withdrawals and Division Transfers	MetLife P.O. Box 543 Warwick, RI 02887-0543
Cancellations of increases in face amount	MetLife Free Look Unit 500 Schoolhouse Road Johnstown, PA 15904
Death Claims	MetLife P.O. Box 353 Warwick, RI 02887-0353
Division Transfers and Other Telephone Transactions and Inquiries	(800) 638-5000
You may request a Cash Value transfer or reallocation of future Premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.
Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.
If you send your Premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the Premium payment to you, or there may be a delay in applying the Premium payment or transaction to your Policy.
Payment of Proceeds
We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See “Sending Communications and Payments To Us.”) However, we may delay payment (except when a loan is made to pay a Premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closing), or if trading on the New York Stock Exchange is restricted as determined by the SEC; or (ii) if an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
The beneficiary can receive the death benefit in a single sum or under various income plans described under "Additional Benefits". You may make this choice during the insured’s lifetime. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the Total Control Account (see below). If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries. The Policy’s death proceeds may generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the Total Control Account in accordance with the terms of the Total Control Account agreement. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See “Sending Communications and Payments To Us.”)
CASH VALUE
Your Policy’s total Cash Value includes its Cash Value in the Separate Account and in the Fixed Account. If you have a Policy loan, the Cash Value also includes the amount we hold in the Loan Account as a result of the loan. The Cash Value reflects:
•	net Premium payments
•	the net investment experience of the Policy’s Divisions
•	interest credited to Cash Value in the Fixed Account
•	interest credited to amounts held in the Loan Account for a Policy loan
•	the death benefit option you choose
•	Policy charges
•	partial withdrawals
•	transfers among the Divisions and the Fixed Account.
The Policy’s total Cash Value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division’s accumulation unit value. We convert any Premium, interest earned on loan Cash Value, or Cash Value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the Cash Value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division’s accumulation unit value next determined following the transaction. (In the case of an initial Premium, we use the accumulation unit value on the investment start date.)
The accumulation unit value of a Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor (“NIF”) for that day (see below). Accumulation unit values will not be determined on days on which the New York Stock Exchange is closed for trading.
The NIF for a Division reflects:
•	the change in net asset value per share of the corresponding Portfolio (as of the close of regular trading on the Exchange) from its last value,
•	the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and
•	any deductions for taxes that we make from the Separate Account. The NIF can be greater or less than one.

DEATH BENEFITS
If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial Premium. If you make a Premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the Premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.
Standard Death Benefit Options. When you apply for a Policy, you must choose among three standard death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.
The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the “Code”).
The Option B death benefit is equal to the face amount of the Policy, plus the Policy’s Cash Value, if any. The Option B death benefit is also subject to increases required by the Code.
The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy’s Cash Value until the insured attains age 65, at which time we will increase the Policy’s face amount by the amount of the Policy’s Cash Value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.
Choice of Tax Test. The Internal Revenue Code requires the Policy’s death benefit to be not less than an amount defined in the Code. As a result, if the Cash Value grows to certain levels, the death benefit increases to satisfy tax law requirements.
When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline Premium test, and (2) the Cash Value accumulation test. In general, the test you choose at issue cannot be changed.
Under the guideline premium test, the amount of Premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the Cash Value times the guideline Premium factor. See Appendix B.
Under the Cash Value accumulation test, the death benefit will not be less than the Cash Value times the net single Premium factor set by the Code. Net single Premium factors are based on the age, smoking status, and sex (if not unisex) of the insured at the time of the calculation. Sample net single Premium factors appear in Appendix B.
If Cash Value growth in the later Policy years is your main objective, the guideline Premium test may be the appropriate choice because it does not require as high a death benefit as the Cash Value accumulation test, and therefore cost of insurance charges may be lower, once the Policy’s death benefit is subject to increases required by the Code. If you select the Cash Value accumulation test, you can generally make a higher amount of Premium payments for any given face amount, and a higher death benefit may result in the long term. If Cash Value growth in the early Policy years is your main objective, the Cash Value accumulation test may be the appropriate choice because it allows you to invest more Premiums in the Policy for each dollar of death benefit.

Age 121. The death benefit payable under Option A or Option C on or after the insured’s attained age 121 will be the greater of:
•	101% of the Cash Value on the date of death, or
•	the face amount of the base Policy on the Policy anniversary at the insured’s attained age 121.
The death benefit payable under Option B on or after the insured’s attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured’s attained age 121, plus the Cash Value on the date of death.
The tax consequences of keeping the Policy in force beyond the insured’s attained age 121 are unclear.
Death Proceeds Payable
The death proceeds we pay are equal to the death benefit on the date of the insured’s death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See “Lapse and Reinstatement.”) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See “Additional Benefits.”)
We may adjust the death proceeds if the insured’s age or sex was misstated in the application, if death results from the insured’s suicide within two years from the Policy’s date of issue, or if a rider limits the death benefit.
Suicide. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to Premium payments paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase.
Change in Death Benefit Option
After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.
If you change from Option A (or from Option C after the insured’s attained age 65) to Option B (or to Option C on or before the insured’s attained age 60), we reduce the Policy’s face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of Cash Value may be necessary to meet Federal tax law limits on the amount of Premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured’s attained age 65) to Option B (or to Option C on or before the insured’s attained age 60). (See “Surrender Charge.”) In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

If you change from Option B (or from Option C on or before the insured’s attained age 65) to Option A, we increase the Policy’s face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.
Increase in Face Amount
You may increase the Policy’s face amount. We require satisfactory evidence of insurability, and the insured’s attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.
The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and suicide and contestability periods as if it were a new Policy. You may cancel the increase in the Policy's face amount within ten (10) days after you receive it (see “Sending Communications and Payments to Us or you may contact your registered representative). If you cancel the increase in the face amount we will reverse any monthly deductions attributed to the face increase. (See “Surrender Charge”, “Monthly Deduction from Cash Value”, “Partial Withdrawal” and “Reduction in Face Amount.”) When calculating the monthly cost of insurance charge, we attribute the Policy’s Cash Value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.
We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.
Reduction in Face Amount
After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy Cash Value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy’s Cash Value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.
A face amount reduction will decrease the Policy’s death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the Cash Value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.
If you choose to reduce your Policy’s face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.
A reduction in face amount reduces the Federal tax law limits on the amount of Premiums that you can pay under the Policy under the guideline Premium test. In these cases, a portion of the Policy’s Cash Value may have to be paid to you to comply with Federal tax law.

A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.
A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See “Federal Tax Matters”)
SURRENDERS AND PARTIAL WITHDRAWALS
Surrender
You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See “Sending Communications and Payments To Us.”) The cash surrender value equals the Cash Value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See “Surrender Charge.”) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.
If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy’s death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.
You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See “Federal Tax Matters” below.)
The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the Cash Value of your Policy and you will receive no proceeds upon surrender.
Partial Withdrawal
After the first Policy anniversary you may withdraw a portion of the Policy’s cash surrender value. A partial withdrawal reduces the Policy’s death benefit and may reduce the Policy’s face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.
We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See “The Fixed Account.”) Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy’s cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy’s face amount to fall below the minimum permitted. However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured’s attained age is greater than 55. You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two Monthly Deductions.

We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.
If a partial withdrawal reduces your Policy’s face amount, the amount of the Surrender Charge that will be deducted from your Cash Value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.
Example. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be male, age 35, in the preferred nonsmoker risk class. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:
Face Amount:	$ 375,000
Death Benefit Option:	Option A — Level
Cash Value:	$ 12,000
Surrender Charge:	$ –5,250	($14.00 x $375,000/1,000)
Cash Surrender Value:	$ 6,750
x 20%
Withdrawal Amount:	$ 1,350
The first 10% of cash surrender value, or $675, can be withdrawn free of Surrender Charge. The remaining $675 withdrawn is subject to a portion of the Policy’s Surrender Charge — based on the ratio that such excess withdrawal amount bears to the Policy’s face amount less the Surrender Charge, as shown in the formula below:
		Withdrawal Amount in
Surrender Charge	x	Excess of Free Withdrawal	=	Surrender Charge On Withdrawal
		Face Amount less Surrender Charge
$5,250	x	$675	=	$10
		$375,000 – $5,250
Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy’s face amount, so that the Cash Value and the face amount will both be reduced by the $1,350 withdrawal and by the $10 Surrender Charge.
The effect of the withdrawal on the Policy would be as follows:
Face Amount before Withdrawal	$375,000
Withdrawal	–1,350
Surrender Charge on Withdrawal	–10
Face Amount after Withdrawal	$373,640
Surrender Charge before Withdrawal	$ 5,250

Surrender Charge on Withdrawal	–10
Surrender Charge after Withdrawal	$ 5,240
Cash Value before Withdrawal	$ 12,000
Withdrawal	–1,350
Surrender Charge on Withdrawal	–10
Cash Value after Withdrawal	$ 10,640
Surrender Charge after Withdrawal	–5,240
Cash Surrender Value after Withdrawal.	$ 5,400
Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.
A partial withdrawal reduces the Cash Value in the Divisions of the Separate Account and the Fixed Account in the same proportion that the Cash Value in each bears to the Policy’s total unloaned Cash Value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See “Sending Communications and Payments To Us.”)
Before surrendering your Policy or requesting a partial withdrawal you should consider the following:
•	Surrender charges may apply.
•	At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See “Federal Tax Matters”)
•	Your Policy could become a modified endowment contract.
•	For partial withdrawals, your death benefit will decrease by the amount of the withdrawal. For Options A and C, your specified face amount also will decrease, generally by the amount of the withdrawal, but this decrease will not cause any surrender charge to be deducted other than any surrender charge attributable to the amount withdrawn.
•	Any partial withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.
•	In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.
TRANSFERS
Transfer Option
You may transfer your Policy’s Cash Value between and among the Divisions and the Fixed Account. Your right to transfer begins twenty (20) days after we apply your initial Premium to the Policy. We reserve the right to limit transfers to four (4) per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New

York Stock Exchange is open. (See “Sending Communications and Payments To Us.”) For special rules regarding transfers involving the Fixed Account, see “The Fixed Account”.
We currently limit the amount of Cash Value You may transfer to or from any one Division to a maximum of $2.5 million per day. If You own more than one Equity Advantage VUL Policy on the same insured, this limit will be applied to the cumulative transfers You make to or from the Division under all such Policies.
Restrictions on Frequent Transfers
Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios. We monitor the following portfolios ("Monitored Portfolios"):
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Brighthouse/abrdn Emerging Markets Equity Portfolio
•	Brighthouse/Templeton International Bond Portfolio
•	CBRE Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	JPMorgan Small Cap Value Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio

•	VanEck Global Natural Resources Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds Portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy Owners with interests in the Divisions is, or would be, to the disadvantage of other Policy Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy

Owner; (3) limiting the dollar amount that may be transferred by an Policy Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy Owner.
LOANS
You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy’s cash surrender value or:
•	the Policy’s Cash Value, less
•	any Policy loan balance, less
•	loan interest due to the next Policy anniversary, less
•	the most recent Monthly Deduction times the number of months to the next Policy anniversary, less
•	any Surrender Charge, plus
•	interest credited on the Cash Value at the guaranteed interest rate to the next Policy anniversary.
The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See “Sending Communications and Payments To Us.”) You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.
A Policy loan reduces the Policy’s Cash Value in the Divisions and the Fixed Account by the amount of the loan. A loan repayment increases the Cash Value in the Divisions and the Fixed Account by the amount of the repayment. We attribute Policy loans to the Divisions and the Fixed Account in proportion to the Cash Value in each. We transfer Cash Value equal to the amount of the loan from the Divisions and the Fixed Account to the Loan Account (which is part of our general account).
You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of Cash Value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the Cash Value in each. (See “Sending Communications and Payments To Us.”)
We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.
Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of Cash Value equal to the unpaid interest from the Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.
Cash Value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Divisions and to the Fixed Account in proportion to the Cash Value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.
The amount taken from the Policy’s Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and Cash Value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a Premium, because the payment is subject to sales and Premium tax charges, and the loan repayment is not subject to charges. (See “Deductions from Premiums.”) If you want us to treat a payment as a loan repayment, it should be clearly marked as such.
A loan that is taken from, or secured by, a Policy may have tax consequences. A loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution as long as the Policy stays in force. A tax adviser should be consulted when considering a loan.
LAPSE AND REINSTATEMENT
Lapse
In general, in any month that your Policy’s cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the Premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit (“GMDB”) in effect.
The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured’s age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums (“GMDB Monthly Premiums”) are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic Premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.
The GMDB Monthly Premium varies depending on the guarantee period, the insured’s age, sex (except for unisex Policies), smoking status and risk class, the Policy’s face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured’s risk class; or a misstatement of the insured’s age or sex in the Policy application.
On each monthly anniversary we test the Policy to determine if the cumulative Premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of Premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your Premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient Premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient Premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient Premiums to satisfy the cumulative Premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

If the GMDB is in effect and the Policy’s cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy’s Cash Value until the Cash Value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.
If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a Premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.
Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy’s Cash Value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Matters" below.)
Reinstatement
If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.
If we deducted a Surrender Charge on lapse, we credit it back to the Policy’s Cash Value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.
ADDITIONAL BENEFITS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Term Insurance Rider	This rider provides term insurance on the lives of children of the insured	Optional	None
Waiver of Monthly Deduction Rider	This rider provides for waiver of Monthly Deductions in the event of the disability of the insured.	Optional	You may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Specified Premium Rider	This rider provides for waiver of a specified amount of monthly Premium in the event of the disability of the insured.	Optional	You may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider
Options to Purchase Additional Insurance Coverage Rider	This rider allows the Policy Owner to purchase additional coverage on the insured without providing evidence of insurability.	Optional	Rider was available at the time that the Policy was issued and may not be added after issue.
Accidental Death Benefit.	This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70.	Optional	None
Acceleration of Death Benefit Rider	This rider allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill.	Optional	There are minimum and maximum amounts that the Policy Owner may accelerate.
Guaranteed Survivor Income Benefit Rider	This rider provides the beneficiary with the option of exchanging the Policy’s death benefit for enhanced monthly income payments for life.	Optional	Rider was available at the time that the Policy was issued and may not be added after issue.
Guaranteed Minimum Death Benefit Rider	This rider provide provides for a guaranteed death benefit until the insured’s age 85 or the insured’s age 121.	Optional	Rider was available at the time that the Policy was issued and may not be added after issue.
Overloan Protection Rider.	This rider provides protection from Policy lapse due to an excess Policy loan.	Optional	Rider was available at the time that the Policy was issued and may not be added after issue.
Equity GeneratorSM Automated Investment Strategy	Allows you to transfer the interest earned in the Fixed Account to any one of the Divisions on each monthly anniversary.	Standard	Only one automated investment strategy may be in effect at a time.
Allocator SM Automated Investment Strategy	Allows you to systematically transfer Cash Value from the Fixed Account or any one Division to any other Divisions.	Standard	Only one automated investment strategy may be in effect at a time. You must select a dollar amount that would allow transfers to

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
continue for at least three months.
Enhanced Dollar Cost Averager	With the Enhanced Dollar Cost Averager, Cash Value is transferred from the EDCA fixed account to the Divisions monthly.	Standard	Only one automated investment strategy may be in effect at a time. The amount transferred each month to the Divisions equals the total amount earmarked for the strategy divided by 12.
Rebalancer SM	The Rebalancer allows your Policy’s Cash Value to be automatically redistributed on a quarterly basis among the Divisions and the Fixed Account in accordance with the allocation percentages you have selected.	Standard	Only one automated investment strategy may be in effect at a time.
Index SelectorSM	The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels.	Standard	Only one automated investment strategy may be in effect at a time. You may not elect Index Selector unless you purchased the Policy prior to July 1, 2016 through a registered representative of one of our formerly affiliated broker-dealers.
Single Life Income Benefit Rider	Rather than receiving a lump sum death benefit upon the death of the insured, we pay proceeds in equal monthly installments for the life of the payee.	Optional	This is a fixed benefit options and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.
Single Life Income — 10-Year Guaranteed Payment Period Income Benefit	Rather than receiving a lump sum death benefit upon the death of the insured, we pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.	Optional	This is a fixed benefit options and is not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.
Joint and Survivor Life Income — 10-Year Guaranteed Payment Period Income Benefit	Rather than receiving a lump sum death benefit upon the death of the insured, we (i) pay proceeds in equal monthly installments (a)	Optional	This is a fixed benefit options and is not affected by the investment experience of the Separate Account. Once payments under an option

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
	while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years		begin, withdrawal rights may be restricted.
Additional Insurance Benefits: Below are descriptions of the optional insurance benefits that can be added by rider.
Children’s Term Insurance Rider. The Children’s Term Insurance Rider provides term insurance coverage on each child, stepchild or legally adopted child of the insured who are at least 15 days old and under age 18 on the date of application for this rider. At issue, all eligible children who are listed on the application will be covered. Any children who are listed on the application but are not at least 15 days old will become eligible children when they become 15 days old. Additional children, either born or legally adopted after issue, will be covered automatically, as they become eligible. Coverage for each insured child begins at age 15 days or the date of adoption if later and ends for each eligible child at age 25.
For example, a base policy with a face amount of $40,000 could have a Children’s Term Insurance Rider that covers 3 children with a term face amount of $5,000 each.
Waiver of Monthly Deduction Rider. The Waiver of Monthly Deduction Rider provides that after the Company receives proof that the insured has been totally disabled for a continuous period of at least 6 months, monthly deductions will be waived. You may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.
For example, if the monthly deductions for a policy were $150, we would waive $150 per month starting from the date the total disability rider is triggered (e.g. proof of total disability for a continuous period of 6 months) until the end of the disability.
Waiver of Specified Premium Rider. This rider which provides for waiver of a specified amount of monthly Premium in the event of the disability (as defined in the rider) of the insured. You may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.
For example, the specified monthly Premium amount of $500 that was chosen on the application will be applied to the policy as Premium when the insured becomes disabled as defined in the rider until the end of the disability. Applicable Premium loads will apply to each such Premium payment.
Options to Purchase Additional Insurance Coverage Rider. This rider guarantees the right to increase the face amount of the original policy or purchase additional permanent life insurance policies, on the life of the insured at set option dates, without evidence of insurability.
For example, if the insured was age 25 at the time of issue, they can request a face increase of $10,000 during the 5th Policy year of the policy without underwriting.
Accidental Death Benefit Rider. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier.

For example, if the base face amount of the policy is $250,000 and the Accidental Death Benefit face amount is $100,000, we will pay a death benefit of $350,000 if an accident caused the insured’s death.
Acceleration of Death Benefit Rider. This rider allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum Policy loan interest rate under the Policy. In exercising the benefit, the Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. This rider may be exercised once.
For example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.
Guaranteed Minimum Death Benefit Rider. This rider guarantees that the policy will not lapse prior to attained age 85 or attained age 121 of the insured, regardless of investment performance as long as the guarantee premium requirements are paid.
For example, if the policyholder pays the minimum Premium as stated in the rider form of $150 per month, their policy will not lapse even if the cash surrender value is negative.
Overloan Protection Rider. This rider is designed to prevent a policy from lapsing due to indebtedness, and thus avoid any tax consequences associated with this scenario, by providing a guaranteed paid-up insurance benefit.
For example, the rider can be exercised if the insured is attained age 75 or greater. It can be exercised when the Policy Debt (loan plus loan interest) is greater than 95.0% of the policy Account Value, but not greater than 99.5% of the Policy Account Value after the deduction of the rider charge. The policyholder will receive a guaranteed paid-up insurance benefit. If the Policy Owner is 76 and has a $90,000 Specified Face Amount and has borrowed $95,000 of their $100,000 Account value, then the Policy Owner can exercise the option and receive a $90,000 paid up insurance benefit.
Automated Investment Strategies: You can choose one of five automated investment strategies. You can change or cancel your choice at any time. These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.
We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.
Equity GeneratorSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month’s minimum.
For example if you earn $50 of interest on amounts that you have allocated to the Fixed Account, that amount will be automatically transferred to the Division of your choice on the monthly anniversary.

AllocatorSM. The Allocator allows you to systematically transfer Cash Value from the Fixed Account or any one Division (the “source fund”) to any number of Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.
For example you may choose to systematically transfer $1,200 to a Division of your choice over 12 months and on each monthly anniversary for 12 months, we will transfer $100 to the Division.
Enhanced Dollar Cost Averager. With the Enhanced Dollar Cost Averager, Cash Value is transferred from the EDCA fixed account to the Divisions monthly. You elect the EDCA at issue and select the total dollar amount of Cash Value to be transferred. The Cash Value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account’s current crediting rate. The amount transferred each month to the Divisions equals the total amount earmarked for the strategy divided by 12.
For example, if you elected the EDCA at issue and selected $12,000 of Cash Value to be transferred to the Divisions that you choose, we would have transfered $1,000 each month for 12 months.
RebalancerSM. The Rebalancer allows your Policy’s Cash Value to be automatically redistributed on a quarterly basis among the Divisions and the Fixed Account in accordance with the allocation percentages you have selected.
For example, if you allocated 25% among four Divisions, at the end of each quarter, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each Division.
Index SelectorSM. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your Cash Value among the five Divisions that invest in the five index Portfolios available under the Policy (the MetLife Aggregate Bond Index, MetLife MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and MetLife Russell 2000 Index Portfolios) and the Fixed Account. If you change your allocation of net Premiums the Index Selector strategy, including the rebalancing feature, will be terminated.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.
You may not elect Index Selector unless you purchased the Policy prior to July 1, 2016 through a registered representative of one of our formerly affiliated broker-dealers MetLife Securities, Inc. or New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.
For example, on a quarterly basis, we will redistribute your Cash Value among these Divisions and the Fixed Account in order to return your Cash Value to the original allocation percentages.
Payment Options: We pay the Policy’s death benefit and Cash Surrender Value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.
The following payment options are available:
(i)	Single Life Income. We pay proceeds in equal monthly installments for the life of the payee.
For example, if, upon the insured’s death, the beneficiary elects to receive the insurance proceeds under this option, we will pay equal monthly installments to the beneficiary for their life. Because there is no guaranteed payment period, all payments will cease upon the beneficiary's death and therefore the beneficiary could receive a lower amount than under the other options in the event the beneficiary dies earlier than the guarantee period available under the other options. For example, if the beneficiary who elected this option died after receiving one monthly payment, the remainder of the death benefit would not be paid.
(ii)	Single Life Income — 10-Year Guaranteed Payment Period. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.
For example, if, upon the insured’s death, the beneficiary elects to receive the insurance proceeds under this option, we will pay equal monthly installments to the beneficiary for their life or if the beneficiary dies in year 8, we will pay the new beneficiary for the remaining 2 years.
(iii)	Joint and Survivor Life Income — 10-Year Guaranteed Payment Period. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.
For example, if, upon the insured’s death, the beneficiaries elects to receive the insurance proceeds under this option, we will pay equal monthly installments to the beneficiaries for their life. If one of the beneficiaries dies in year 5 we will continue to pay the surviving beneficiary. If the surviving beneficiary dies in year 8, we will pay the new beneficiary for the remaining 2 years.
THE FIXED ACCOUNT
You may allocate net Premiums and transfer Cash Value to the Fixed Account, which is part of MetLife’s general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.
General Description
Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Investments in the Policy are subject to the risks related to Metropolitan Life with respect to any death benefit or other guarantees (including Fixed Account guarantees) that MetLife make available under the Policy. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily. All obligations guarantees (including under the Fixed Account), and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.
Values and Benefits
Cash Value in the Fixed Account increases from net Premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy’s Divisions in proportion to the amount of Cash Value in each. (See “Monthly Deduction from Cash Value.”) A Policy’s total Cash Value includes Cash Value in the Separate Account, the Fixed Account, and any Cash Value held in the Loan Account due to a Policy loan.
Cash Value in the Fixed Account is included in the calculation of the Policy’s death benefit in the same manner as the Cash Value in the Separate Account. (See “Death Benefits.”)
Policy Transactions
Except as described below, the Fixed Account has the same rights and limitations regarding Premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.
Twenty days after we apply the initial Premium to the Policy you may transfer Cash Value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account Cash Value. After the first Policy year you may withdraw Cash Value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient Cash Value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy’s Cash Surrender Value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year’s maximum allowable withdrawal amount, and (c) 100% of the Cash Surrender Value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.
Unless you request otherwise, a Policy loan reduces the Policy’s Cash Value in the Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the Cash Value in each Division and the Fixed Account bears to the Policy’s total unloaned Cash Value. The amount transferred from the Policy’s Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy’s Cash Value in the Divisions and the Fixed Account in proportion to the Policy’s Cash Value in each on the day it is credited.
We take partial withdrawals from the Policy’s Divisions and the Fixed Account in the same proportion that the Cash Value in each account bears to the Policy’s total unloaned Cash Value.
We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay Premiums on policies issued by us.
CHARGES
We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.
Services and benefits we provide:
•	the death benefit, cash, and loan benefits under the Policy
•	investment options, including Premium allocations
•	administration of elective options
•	the distribution of reports to Policy Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local Premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct
The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.
Deductions from Premiums
Prior to the allocation of a Premium, we deduct a percentage of your Premium payment. We credit the remaining amount (the net Premium) to the Divisions and the Fixed Account according to your allocation instructions. The deductions we make from each Premium payment are the sales charge, the Premium tax charge, and the federal tax charge.

Sales Charge. We deduct a 2.25% sales charge from each Premium payment. This charge is to cover the cost of processing each premium.
Currently, the sales charge is only deducted from Premium payments that are less than or equal to the Target Premium.
Premium Tax Charge. We deduct 2.0% from each Premium for Premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to Premium tax and certain other state filings.
Federal Tax Charge. We deduct 1.25% from each Premium for our Federal income tax liability related to Premiums.

Example: The following chart shows the net amount that we would allocate to the Policy assuming a Premium payment of $4,000 (and a Target Premium of $2,000).
Premium	Net Premium
$4,000	$4,000
	–175	(2.25% x $2,000) + (3.25% x $4,000) = total sales, Premium tax and Federal tax charges Net Premium
	$3,825
Surrender Charge
If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or make a change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the Cash Value to compensate us for costs associated with issuing the Policies. The maximum Surrender Charge is shown in your Policy.
No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.
The Surrender Charge depends on the face amount of your Policy and the Issue Age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge remains level for an initial period following Policy issue (or following an increase in face amount), and then declines proportionately, on a monthly basis, until the last month of the tenth Policy year (or the tenth year following the face amount increase). The initial period during which the Surrender Charge remains level before it begins to decline will be at least one year, but no more than three years, and will be specified in your Policy.
The table below shows the maximum Surrender Charge that could apply under any Policy during the first Policy year (or the first year following a face amount increase) and in the last month of each Policy year thereafter. If your Policy is subject to the maximum Surrender Charge shown in the table for Policy Year 1, your Surrender Charge will begin to decline in the second Policy year (or the second year following the face amount increase), so that it will not exceed, in the last month of the second Policy year, the amount shown in the table for Policy Year 2. If your Policy is not subject to the maximum Surrender Charge in the first Policy year, then your Surrender Charge will remain level beyond the first Policy year (or the first year following a face amount increase), but in no event for more than three years.

	For Policies which are Surrendered, Lapsed or Reduced During	The Maximum Surrender Charge per $1,000 of Base Policy Face Amount
Entire Policy Year	1	$38.25
Last Month of Policy Year	2	35.81
	3	32.56
	4	31.74
	5	29.84
	6	27.13
	7	24.42
	8	18.99
	9	9.50
	10	0.00
In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy’s remaining Cash Value in an amount that is proportional to the amount of the Policy’s face amount surrendered. (See “Reduction in Face Amount,” “Partial Withdrawal” and “Change in Death Benefit Option.”)
If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your Cash Value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy’s original face amount.
The Surrender Charge reduces the Policy’s Cash Value in the Divisions and the Fixed Account in proportion to the amount of the Policy’s Cash Value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the Cash Value of the designated accounts.
Partial Withdrawal Charge
We reserve the right to impose a $25 processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal. We are currently waiving this charge.
Transfer Charge
We reserve the right to impose a $25 processing charge on each transfer between Divisions or between a Division and the Fixed Account to compensate us for the costs of processing these transfers. If imposed, transfers under one of our Automated Investment Strategies would not count as transfers for the purpose of assessing this charge. We are currently waiving this charge.
Illustration of Benefits Charge
We reserve the right to impose a $25 charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you. We are currently waiving this charge.

Monthly Deduction from Cash Value
On the first day of each Policy month, starting with the Policy Date, we deduct the “Monthly Deduction” from your Cash Value.
•	If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse. (See “Lapse and Reinstatement.”)
•	If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent Cash Value is available, but the Policy will be in default, and it may lapse. (See “Lapse and Reinstatement.”)
There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.
The Monthly Deduction reduces the Cash Value in each Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the Cash Value in each. However, you may request that we charge the Monthly Deduction to a specific Division or to the Fixed Account. If, in any month, the designated account has insufficient Cash Value to cover the Monthly Deduction, we will first reduce the designated account Cash Value to zero and then charge the remaining Monthly Deduction to all Divisions and, if applicable, the Fixed Account, in proportion to the Cash Value in each.
The Monthly Deduction includes the following charges:
Policy Charge. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs.
Coverage Expense Charge. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy’s face amount and duration, and by the insured’s issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured’s sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase. The current maximum coverage expenses charge that we may impose is $2.30 per $1,000 of base Policy face amount and the minimum coverage expense charge that we may impose is $.04 per $1,000 of base Policy face amount.
Monthly Charges for the Cost of Insurance. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the “amount at risk” under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy’s Cash Value. The amount at risk is affected by investment performance, loans, Premium payments, fees and charges, partial withdrawals and face amount reductions.
The guaranteed cost of insurance rates for a Policy depend on the insured’s
•	smoking status
•	risk class

•	attained age
•	sex (if the Policy is sex-based).
The current cost of insurance rates will depend on the above factors, plus
•	the insured’s age at issue (and at the time of any face amount increase)
•	the Policy year (and the year of any face amount increase)
•	the Policy’s face amount.
We guarantee that the rates for underwritten Policies will not be higher than rates based on
•	the 2001 Commissioners Standard Ordinary Mortality Tables (the “2001 CSO Tables”) with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable
•	the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).
The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.
The risk classes we use are
•	for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.
•	for Policies issued on juvenile insureds: standard and rated (with our consent).
Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.
The following standard or better smoker and non-smoker classes are available for underwritten Policies:
•	elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;
•	preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;
•	standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.
The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.
Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.
We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies. The current maximum amount that we may charge for the cost of insurance is $83.33 per $1,000 of net amount at risk and the minimum that we may charge for the cost of insurance is $.01 of net amount at risk.
Charges for Additional Benefits. We charge monthly for the cost of any additional rider benefits (other than for the Acceleration of Death Benefit and the Overloan Protection Riders, for which we deduct a one-time fee at the time of exercise) as described in the rider form.
•	Guaranteed Survivor Income Benefit Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is $1.08 per $1,000 of eligible death benefit and the current minimum charge is $.01 per $1,000 of eligible death benefit.
•	Children’s Term Insurance Rider: We impose a monthly charge for the benefit. The current charge is $.40 per $1,000 of rider face amount.
•	Waiver of Monthly Deduction Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is $51.44 per $100 of monthly deduction and the current minimum charge is $.00 per $100 of monthly deduction.
•	Waiver of Specified Premium Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is $21.74 of specified Premium and the current minimum charge is $.00 of specified Premium.
•	Option to Purchase Additional Insurance Coverage Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is, $.25 per $1,000 of option amount specified by the Policy Owner and the current minimum charge is $.02 per $1,000 of option amount specified by the Policy Owner.
•	Accidental Death Benefit Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is, $.34 per $1,000 of rider face amount and the current minimum charge is $.00 per $1,000 of rider face amount.
•	Guaranteed Minimum Death Benefit Rider: We impose a monthly charge for the benefit. The charge varies based on individual characteristics, including the rider’s eligible death benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. The current maximum charge for this rider is, $.14 per $1,000 of net amount at risk and the current minimum charge is $.03 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge. We impose a monthly charge for our mortality and expense risks.
The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the Cash Value in the Separate Account, but the rate we charge is determined by the Cash Value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy’s net Cash Value in relation to the Policy’s Target Premium. As shown in the table below, the rate declines as the Policy’s net Cash Value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.
Policy Year	Net Cash Value	Charge Applied to Cash Value in Separate Account
1 – 10	< 5 target premiums 5 but < 10 target premiums 10 but < 20 target premiums 20 target premiums or more	0.60% 0.55% 0.30% 0.15%
11 – 19	< 5 target premiums 5 but < 10 target premiums 10 but < 20 target premiums 20 target premiums or more	0.35% 0.30% 0.15% 0.10%
20 – 29	< 5 target premiums 5 but < 10 target premiums 10 but < 20 target premiums 20 target premiums or more	0.20% 0.15% 0.10% 0.05%
30+		0.05%
Loan Interest Spread
We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy’s accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the current loan interest spread will never be more than 1.00%.
Charges Against the Portfolios and the Divisions of the Separate Account
Charges for Income Taxes. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See “MetLife’s Income Taxes”.)
Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Divisions you are using.
TAX CONSIDERATIONS
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.
In some circumstances, Policy Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Policy Owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policy Owner should not be treated as the Policy Owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Policy Owners from being treated as the Policy Owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.
In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).
Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to Premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary Premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit Premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States Life insurance company is U.S. source income that is generally subject to United States federal income tax. Pursuant to Rev. Rul. 2004-97, Rev. Rul. 2004-75 will not apply to payments that are made to residents of Puerto Rico under life insurance contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
Overloan Protection Rider. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Internal Revenue Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Other Policy Owner Tax Matters. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured’s attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s attained age 121.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of Premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit”

and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the Cash Value is not income taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.
Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Internal Revenue Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy Cash Value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a Premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Policy Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
MetLife’s Income Taxes
Under current Federal income tax law, MetLife is not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from Premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife is the owner of the assets from which the tax benefits are derived.
DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Policies are no longer offered for sale.
Commissions and Other Cash Compensation
All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

The maximum commissions paid for sale of the Policies are as follows: 110% of Premiums paid up to the Commissionable Target Premium, and 4.5% of Premiums paid in excess of Commissionable Target Premium in Policy year 1; and 13.0% of all Premiums paid in Policy years 2 through 10; and 2.0% of all Premiums paid thereafter. In addition, commissions are payable based on the Cash Value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or the Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of Premiums paid up to the Commissionable Target Premium and 2.0% of Premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of Premiums paid up to the Commissionable Target Premium and 0.25% of Premiums paid in excess of the Commissionable Target Premium paid in Policy year 2; and 0.25% of all Premiums paid thereafter.
For Policies sold prior to July 1, 2016, our formerly affiliated sales representatives received cash payments for the products they sold and serviced based on a “gross dealer concession” model. The percentage of the gross dealer concession to which the representative was entitled was based on a sliding-scale formula that took into account the total amount of proprietary and non-proprietary products sold and serviced by the representative. The gross dealer concession amount in the first Policy year was 117% of Premiums paid up to the Commissionable Target Premium, and 5.0% of Premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all Premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all Premiums.
Other Payments
We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on April 15, 2022. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
GLOSSARY
Age.  — The age of an insured refers to the insured’s age at his or her nearest birthday.
Attained Age. — The insured’s issue age plus the number of completed Policy years.
Base Policy. — The Policy without riders.
Beneficiary.  — The beneficiary is the person or persons designated by the Policy Owner to receive insurance proceeds upon the death of the insured.

Cash Surrender Value. — The amount you receive if you surrender the Policy. It is equal to the Policy’s Cash Value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Cash Value. — A Policy’s Cash Value includes the amount of its Cash Value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its Cash Value held in the Loan Account, and any amount held in the EDCA account.
Designated Office. — The office designated for receive of Policy Owner communications and requests as shown in “Sending Communications and Payments To Us”.
Division.  — A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Fixed Account. — The Fixed Account is a part of our general account to which you may allocate Net Premiums. It provides guarantees of principal and interest. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
General Account. — The asserts of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness.  — The total of any unpaid Policy loan and loan interest.
Insured.  — The person upon whose life the Policy is issued.
Investment Start Date. — This is the later of the Policy Date and the date we first receive a Premium payment for the Policy.
Issue Age. — The age of the insured as of his or her birthday nearest to the Policy Date.
Loan Account. — The account to which Cash Value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Anniversary. — The same date in each month as the Policy Date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.
Net Cash Value. — The Policy’s Cash Value less any outstanding loans and accrued loan interest.
Net Premium. — The Net Premium is equal to the Premium payment minus the sales charge, the Premium tax charge, and the federal tax charge.
Planned Premium. — The Planned Premium is the Premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year Premium amount and an amount for Premium payments in subsequent Policy years. It is subject to certain limits under the Policy.
Policy Date. — The date on which coverage under the Policy and Monthly Deductions begin. If you make a Premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial Premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment. The Policy Date is used to measure Policy years, Policy months, and Policy anniversaries.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.

Premiums.  — Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Separate Account. — Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Target Premium. — We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on Premium payments. The Target Premium varies by issue age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the insured, and the Policy’s base face amount, with additional amounts for most riders.
You.  — “You” refers to the Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000252. You can also request this information at no cost by calling 800-638-5000 or by sending an email request to RCG@metlife.com. Updated performance information is available at www.metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation	AB Global Dynamic Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.88%	9.28%	7.67%	7.07%
Global Equity	American Funds Global Small Capitalization Fund* - Class 2 Capital Research and Management CompanySM	0.90%	6.74%	12.51%	15.45%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.60%	21.97%	19.71%	25.43%
US Equity	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.54%	24.10%	15.42%	16.39%
US Fixed Income	American Funds The Bond Fund of America* - Class 2 Capital Research and Management CompanySM	0.45%	-0.31%	3.27%	4.25%
Allocation	American Funds® Balanced Allocation Portfolio - Class B Brighthouse Investment Advisers, LLC	0.67%	12.55%	11.96%	10.55%
Allocation	American Funds® Growth Allocation Portfolio - Class B Brighthouse Investment Advisers, LLC	0.71%	16.21%	14.23%	12.68%
Allocation	American Funds® Moderate Allocation Portfolio - Class B Brighthouse Investment Advisers, LLC	0.64%	9.98%	9.79%	8.67%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.71%	-0.76%	13.35%	9.97%
US Fixed Income	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	-0.43%	4.26%	3.86%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	21.20%	25.45%	18.64%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation	BlackRock Global Tactical Strategies Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	9.79%	7.76%	6.81%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.72%	18.34%	14.91%	13.15%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.60%	4.01%	6.00%	5.30%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.60%	7.68%	8.12%	7.37%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.17%	10.45%	9.47%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.67%	14.87%	12.89%	11.54%
Allocation	Brighthouse Balanced Plus Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.89%	7.54%	10.39%	9.22%
International Equity	Brighthouse/abrdn Emerging Markets Equity Portfolio - Class A (formerly known as Brighthouse/Aberdeen Emerging Markets Equity Portfolio - Class A) Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.90%	-4.81%	10.23%	5.27%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.75%	26.91%	10.32%	11.00%
Global Fixed Income	Brighthouse/Templeton International Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.69%	-4.69%	-1.50%	0.58%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.51%	14.02%	12.84%	11.64%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.60%	24.43%	16.62%	14.75%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	24.38%	18.14%	16.33%
Sector	CBRE Global Real Estate Portfolio - Class A (formerly known as Clarion Global Real Estate Portfolio - Class A) Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.62%	34.70%	10.29%	9.28%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	14.68%	18.90%	15.49%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.76%	8.66%	7.35%	9.00%
Alternative	Invesco Balanced-Risk Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.92%	9.69%	7.47%	—
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	15.76%	18.44%	14.46%
US Equity	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.80%	7.12%	19.19%	16.92%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.53%	17.17%	27.45%	20.50%
Allocation	JPMorgan Global Active Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	9.64%	9.27%	—
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.75%	33.01%	8.60%	11.45%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.77%	14.57%	14.54%	11.61%
US Equity	Loomis Sayles Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.56%	18.66%	16.59%	15.99%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.87%	21.95%	11.95%	13.23%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.86%	10.00%	19.09%	15.79%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-1.93%	3.32%	2.64%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	24.40%	12.81%	13.93%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	10.72%	9.38%	7.84%
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Management, LLC	0.64%	9.72%	8.82%	—
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	14.52%	11.93%	13.20%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	28.36%	18.18%	16.26%
International Equity	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	11.98%	12.58%	8.72%
Allocation	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.59%	14.22%	9.89%	9.68%
US Equity	MFS ® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.57%	25.54%	12.51%	13.70%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.62%	-10.54%	37.65%	20.90%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.78%	18.41%	15.71%	14.21%
Alternative	PanAgora Global Diversified Risk Portfolio*‡ - Class B Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.09%	6.39%	8.60%	—
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.53%	5.61%	5.42%	3.16%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.47%	-1.13%	4.15%	3.58%
Allocation	Schroders Global Multi-Asset Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited	0.92%	11.42%	7.43%	—
Allocation	SSGA Growth and Income ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.51%	13.61%	10.31%	8.75%
Allocation	SSGA Growth ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.54%	17.88%	12.01%	10.31%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	20.22%	23.39%	19.26%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.70%	15.15%	18.19%	16.57%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.49%	11.67%	16.25%	15.90%
Sector	VanEck Global Natural Resources Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	0.74%	18.82%	2.90%	0.41%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.59%	32.13%	12.75%	12.26%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.54%	2.82%	5.55%	5.21%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.48%	-1.52%	2.49%	1.97%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
‡	Prior to the opening of business on May 2, 2022, the PanAgora Global Diversified Risk Portfolio of Brighthouse Funds Trust I merged with and into the PanAgora Global Diversified Risk Portfolio II (formerly AQR Global Risk Balanced Portfolio) of Brighthouse Funds Trust I. Values prior to May 2, 2022 reflect the performance of the PanAgora Global Diversified Risk Portfolio. Effective at close of business on April 29, 2022, the PanAgora Global Diversified Risk Portfolio II was renamed the PanAgora Global Diversified Risk Portfolio.

APPENDIX B: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST
In order to meet the Internal Revenue Code’s definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the “guideline premium test” under Section 7702(a)(2) of the Internal Revenue Code, or the “cash value accumulation test” under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. In general, the test you choose at issue will be used for the life of the Policy. (See “Death Benefits.”)
For the guideline premium test, the table below shows the percentage of the Policy’s Cash Value that is used to determine the death benefit.
Age of Insured at Start of the Policy Year	Percentage of Cash Value	Age of Insured at Start of the Policy Year	Percentage of Cash Value
0 through 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75 through 90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94 through 121	101
59	134
60	130
For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.
	Net Single Premium Factor
Age	Male	Female
30	5.82979	6.59918
40	4.11359	4.63373
50	2.93292	3.28706
60	2.14246	2.40697
70	1.64028	1.82665
80	1.32530	1.44515
90	1.15724	1.22113
B-1

	Net Single Premium Factor
Age	Male	Female
100	1.08417	1.10646
120	1.02597	1.02597
B-2

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which you can obtain, without charge, by calling our TeleService Center at 1-800-638-5000, by going online at dfinview.com/metlife/tahd/MET000252, or by sending an email request to RCG@metlife.com.
For Division transfers and Premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.
This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, dated the same date as this Prospectus, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000058203

EQUITY ADVANTAGE VUL FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
Metropolitan Life Separate Account UL
Issued by Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION (PART B)
May 1, 2022
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2022 and should be read in conjunction therewith. A copy of the Prospectus may be found online at dfinview.com/metlife/tahd/MET000252 or by calling 1-800-638-5000.
SAI-1

Page
GENERAL INFORMATION AND HISTORY	SAI-3
The Company	SAI-3
The Separate Account	SAI-3
DISTRIBUTION OF THE POLICIES	SAI-3
ADDITIONAL INFORMATION ABOUT CHARGES	SAI-3
Group or Sponsored Arrangements	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-4
Payment of Proceeds	SAI-4
POTENTIAL CONFLICTS OF INTEREST	SAI-4
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY	SAI-4
MISSTATEMENT OF AGE OR SEX	SAI-4
REPORTS	SAI-5
PERSONALIZED ILLUSTRATIONS	SAI-5
PERFORMANCE DATA	SAI-5
REGISTRATION STATEMENT	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-6
FINANCIAL STATEMENTS	SAI-6
SAI-2

GENERAL INFORMATION AND HISTORY
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868 and was a mutual life insurance company. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly- owned subsidiary of MetLife, Inc. MetLife Inc. is a holding company.
The Separate Account
We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other polices impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.
DISTRIBUTION OF THE POLICIES
Our affiliate, MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166 (“Distributor”), serves as principal underwriter for the Policies and the offering is continuous. The Distributor is a Missouri corporation organized in 2000. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. The Distributor may enter into selling agreements with other broker- dealers (“selling firms”) and compensate them for their services. The Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.
The Policies are no longer offered for sale.
The Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2021	$795,932	$0
2020	$819,439	$0
2019	$997,625	$0
ADDITIONAL INFORMATION ABOUT CHARGES
Group or Sponsored Arrangements
We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.
SAI-3

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.
The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
POTENTIAL CONFLICTS OF INTEREST
The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY
Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten Premium payment for two years during the insured’s lifetime from receipt of the Premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured’s lifetime from its effective date.
MISSTATEMENT OF AGE OR SEX
If we determine, while the insured is still living, that there was a misstatement of age or (if the Policy is not unisex) sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit will be the amount which would be bought by the most recent Monthly Cost of Insurance, based on the insured’s correct age and, if the Policy is not unisex, correct sex.
SAI-4

REPORTS
We will send you an annual statement showing your Policy’s death benefit, Cash Value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
We will make available periodic reports containing the financial statements of the Portfolios. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, Premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if Premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional Premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the Cash Surrender Value and the death benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated Premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated Premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.
PERFORMANCE DATA
We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, Premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Division.
REGISTRATION STATEMENT
This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.
SAI-5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL as of December 31, 2021, and for each of the three years in the period ended December 31, 2021, and the financial highlights for each of the years in the five-year period ended December 31, 2021, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-06025, filed by the Separate Account with the SEC on April 15, 2022. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-6

Part C. Other Information
Item 30. Exhibits
(a)		Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (File No. 033-47927) filed April 30, 1997.)
(b)		Custodian Agreements. None
(c)	(i)	Form of Broker Agreement (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (File No. 033-47927) filed April 30, 1997.)
	(ii)	Forms of Selling Agreement (Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
	(iii)	Form of Retail Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 25, 2006.)
	(iv)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) as filed April 13, 2010.)
	(v)	Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)
	(vi)	Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 51 to Registration Statement on Form N-6, File Nos. 333-133671 filed April 23, 2019.)
(d)	(i)	Flexible Premium Variable Life Policy (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)
	(ii)	Riders: Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Children’s Term Insurance, Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor Income Benefit Rider, Options to Purchase Additional Insurance Coverage Rider, Overloan Protection Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider ((Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)
(e)	(i)	Enterprise Application for Policy (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed November 19, 2007.)
	(ii)	Application Supplements (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)
(f)	(i)	Restated Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)
	(ii)	Amended and Restated Charter and By-laws of Metropolitan Life (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)
	(iii)	Amended and Restated By-Laws of Metropolitan Life (Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008.)
	(iv)	Amended and Restated Charter of Metropolitan Life Insurance Company. (Filed herewith.)
	(v)	Amended and Restated Bylaws of Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.
(g)	(i)	Reinsurance Contracts (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 12, 2012.)
	(ii)	Reinsurance Contract Amendments dated June 25, 2012 and November 30, 2012 (Incorporated herein by reference to Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 11, 2013.)
	(iii)	Reinsurance Contract Amendments (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 14, 2016.)

(h)	(i)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company (8/31/07) (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)
	(ii)	Participation Agreement among Met Investors Series Trust, Metropolitan Life Insurance Company, Met Investors Advisory Corp and MetLife Investors Distribution Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)
	(iii)	Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company dated April 30th, 2001 (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement of Metropolitan Life Separate Account E of Form N-4 (File No. 333-52366) filed August 3, 2001.)
	(iv)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Metropolitan Life Insurance Company dated April 30, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)
	(v)	First and Second Amendments to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.)
	(vi)	Amendment to the American Funds Insurance Series Participation Agreement dated April 30, 2010 (Incorporated herein by reference to Exhibit (3)(d)(i) in Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 12, 2011.)
	(vii)	Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Trust (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)
	(viii)	Amendments to the Participation Agreements with Franklin Templeton Variable Insurance Products Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2011.)
	(ix)	Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 11, 2013.)
	(x)	Amendment No. 5 to Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 11, 2014.)
	(xi)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 14, 2016.)
	(xii)	Amendment to Amended and Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 14, 2016.)
	(xiii)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654/811-04001) filed April 12, 2017.)
	(xiv)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654/811-04001) filed April 12, 2017.)
	(xv)	Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716/811-04001) filed April 28, 2021.)

	(xvi)	Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716/811-04001) filed April 28, 2021.)
	(xvii)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (Filed herewith.)
	(xviii)	Amendment No. 1 dated as of May 1, 2007 to the Participation Agreement dated May 1, 2004, as amended, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Filed herewith.)
	(xix)	Amendment No. 2 dated as of May 1, 2007 to the Participation Agreement dated November 10, 2008, as amended, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Filed herewith.)
(i)		None
(j)		None
(k)		Opinion and Consent of Marie C. Swift as to the legality of the securities being registered (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.)
(l)		Actuarial Opinion and Consent (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 14, 2016.)
(m)		Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147508) filed April 14, 2016.)
(n)		Consent of Independent Registered Public Accounting Firm (Filed herewith).
(o)		None
(p)		None
(q)	(i)	Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (File No. 033-47927) filed April 30, 1997.)
	(ii)	Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12) (iii) (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.)
(r)		None.
(s)		Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No. 333-234816) filed on November 22, 2019.)

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166	Chairman of the Board and Director

Name and Principal Business Address	Positions and Offices with Depositor
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Name and Principal Business Address	Positions and Offices with Depositor
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Susan Podlogar	Executive Vice President and Chief Human Resources Officer
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or under Common Control with the Depositor or The Registrant
The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2021
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2021. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	MetLife Group, Inc. (NY)
	1.	MetLife Pet Insurance Solutions, LLC (KY)
	2.	Versant Health, Inc. (DE)
		a)	Versant Health Holdco, Inc . (DE)
			i)	Versant Health Consolidation Corp, (DE)
				1)	WDV Acquisition Corp, (DE)
					aa)	Davis Vision, Inc. (NY)
						aaa)	Versant Health Lab, LLC (DE)
						bbb)	DavisVision IPA, Inc. (NY)
				2)	Superior Vision Holdings, Inc. (DE)
					aa)	Superior Procurement, Inc. (DE)
					bb)	Superior Vision Services, Inc. (DE)
						aaa)	Superior Vision Insurance, Inc. (AZ)
				3)	Block Vision Holdings Corporation (DE)
					aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
					bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
					cc)	Vision 21 Physician Practice Management Company (FL)
					dd)	Superior Vision Benefit Management, Inc. (NJ)
						aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
						bbb)	Block Vision of Texas, Inc. (TX)
						ccc)	UVC Independent Practice Association, Inc. (NY)
						ddd)	MEC Health Care, Inc. (MD)
						eee)	Superior Vision of New Jersey, Inc. (NJ)
	3.	MetLife Services and Solutions, LLC (DE)
		a)	MetLife Solutions Pte. Ltd. (SGP)
			i)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			ii)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
		a)	PREFCO XIV Holdings LLC (CT)
	2.	MetLife Assignment Company, Inc. (DE)
D.	MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.
	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
	2.	Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.
		a)	AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.
			i)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
				1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada
	3.	MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.
E.	MetLife Digital Ventures, Inc. (DE)
F.	Metropolitan Property and Casualty Insurance Company (RI)
	1.	Metropolitan General Insurance Company (RI)
	2.	Metropolitan Casualty Insurance Company (RI)
	3.	Metropolitan Direct Property and Casualty Insurance Company (RI)
	4.	MetLife Auto & Home Insurance Agency, Inc. (RI)
	5.	Metropolitan Group Property and Casualty Insurance Company (RI)
	6.	Metropolitan Lloyds, Inc. (TX)
		a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.
	7.	Economy Fire & Casualty Company (IL)
		a)	Economy Preferred Insurance Company (IL)
		b)	Economy Premier Assurance Company (IL)
G.	Newbury Insurance Company, Limited (DE)
H.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
		(a)	MAXIS Services, LLC (DE) - MetLife, Inc. sold its interests in MAXIS Services, LLC to MAXIS GBN on December 14, 2021.
			i)	MAXIS Insurance Brokerage Services, Inc. (DE) - 100% of MAXIS Insurance Brokerage Services, Inc. is owned by MAXIS Insurance Brokerage Services, Inc. (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	MTU Hotel Owner, LLC (DE)
	2.	ML-AI MetLife Member 5, LLC (DE)
	3.	Pacific Logistics Industrial South, LLC (DE)
	4.	ML Clal Member, LLC (DE)
	5.	ML Third Army Industrial Member, LLC (DE)
	6.	MFA Financing Vehicle CTR1, LLC (DE)
	7.	ML One Bedminster, LLC (DE)
		a)	Pacific Logistics Industrial North, LLC (DE)
	8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
	9.	METLIFE ACOMA OWNER, LLC (DE)
	10.	MET 1065 HOTEL, LLC (DE)
		a)	ML Spokane Industrial Member, LLC (DE)
	11.	ML MATSON MILLS MEMBER LLC (DE)
	12.	White Tract II, LLC (DE)
	13.	MetLife Japan US Equity Owners LLC (DE)
1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.
	2.	St. James Fleet Investments Two Limited (CYM)
		a)	OMI MLIC Investments Limited (CYM)
	3.	MLIC Asset Holdings II LLC (DE)
	4.	CC Holdco Manager, LLC (DE)
	5.	Transmountain Land & Livestock Company (MT)
	6.	Missouri Reinsurance, Inc. (CYM)
	7.	Metropolitan Tower Realty Company, Inc. (DE)
		a)	Midtown Heights, LLC (DE)
	8.	MetLife RC SF Member, LLC (DE)
		a)	MNQM TRUST 2020 (DE)
	9.	23rd Street Investments, Inc. (DE)
		a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b)	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		c)	Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third party.
			i)	Met Canada Solar ULC (CAN)
	10.	MetLife Holdings, Inc. (DE)
		a)	MetLife Credit Corp. (DE)
		b)	MetLife Funding, Inc. (DE)
	11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.
	12.	Corporate Real Estate Holdings, LLC (DE)

13.	MetLife Tower Resources Group, Inc. (DE)
14.	ML Sentinel Square Member, LLC (DE)
15.	MetLife Securitization Depositor LLC (DE)
16.	WFP 1000 Holding Company GP, LLC (DE)
17.	MTU Hotel Owner, LLC (DE) 13-5581829
	a)	Plaza Drive Properties, LLC (DE)
18.	White Oak Royalty Company (OK)
19.	500 Grant Street GP LLC (DE)
20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
21.	MetLife Retirement Services LLC (NJ)
22.	Euro CL Investments, LLC (DE)
23.	MEX DF Properties, LLC (DE)
	a)	PREFCO Fourteen, LLC (DE)
24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
25.	MetLife Properties Ventures, LLC (DE)
26.	Housing Fund Manager, LLC (DE)
	a)	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	b)	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
	c)	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third party member.
27.	MLIC Asset Holdings LLC (DE)
28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a)	The Building at 575 Fifth Retail Holding LLC (DE)
		i)	The Building at 575 Fifth Retail Owner LLC (DE)
29.	MetLife Chino Member, LLC (DE)
30.	MLIC CB Holdings LLC (DE)
31.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
32.	Oconee Hotel Company, LLC (DE)
	a)	ML Hudson Member, LLC (DE)
	b)	ML 300 THIRD MEMBER LLC (DE)
33.	Oconee Land Company, LLC (DE)
	a)	Oconee Land Development Company, LLC (DE)
	b)	Oconee Golf Company, LLC (DE)
	c)	Oconee Marina Company, LLC (DE)
34.	1201 TAB Manager, LLC (DE)
35.	MetLife 1201 TAB Member, LLC (DE)
36.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
37.	1001 Properties, LLC (DE)

38.	6104 Hollywood, LLC (DE)
39.	Boulevard Residential, LLC (DE)
40.	ML-AI MetLife Member 3, LLC (DE)
41.	Marketplace Residences, LLC (DE)
42.	ML Swan Mezz, LLC (DE)
	a)	ML Swan GP, LLC (DE)
43.	ML Dolphin Mezz, LLC (DE)
	a)	ML Dolphin GP, LLC (DE)
44.	Haskell East Village, LLC (DE)
45.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
46.	ML Terraces, LLC (DE)
47.	Chestnut Flats Wind, LLC (DE)
48.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
49.	MetLife OFC Member, LLC (DE)
50.	MetLife THR Investor, LLC (DE)
51.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
52.	ML - AI MetLife Member 1, LLC (DE) - 100% of the membership interest is owned by Metropolitan Life Insurance Company.
53.	MetLife CB W/A, LLC (DE)
	a)	ML OMD Member, LLC (DE)
54.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
MCRE BLOCK 40, LP.
55.	10700 Wilshire, LLC (DE)
56.	Viridian Miracle Mile, LLC (DE)
57.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.
58.	MetLife OBS Member, LLC (DE)
59.	MetLife 1007 Stewart, LLC (DE)
60.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
61.	MetLife Treat Towers, Member, LLC (DE)
62.	MetLife FM Hotel Member, LLC (DE)
	a)	LHCW Holdings (U.S.) LLC (DE)
		i)	LHC Holdings (U.S.) LLC (DE)
			1)	LHCW Hotel Holdings LLC (DE)
		aa)	LHCW Hotel Holdings (2002) LLC (DE)
		bb)	LHCW Hotel Operating Company (2002) LLC (DE)
63.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
64.	MetLife SP Holdings, LLC (DE)
	a)	MetLife Private Equity Holdings, LLC (DE)
65.	Buford Logistics Center, LLC (DE)

	66.	MetLife Park Tower Member, LLC (DE)
		a)	Park Tower REIT, Inc. (DE)
			i)	Park Tower JV Member, LLC (DE)
	67.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.
	68.	ML-AI MetLife Member 5, LLC (DE)
	69.	MetLife HCMJV 1 GP, LLC (DE)
		a)	METLIFE HCMJV 1 LP, LLC (DE)
	70.	MetLife ConSquare Member, LLC (DE)
	71.	MetLife Ontario Street Member, LLC (DE)
	72.	1925 WJC Owner, LLC (DE)
		a)	ML BELLEVUE MEMBER, LLC (DE)
		b)	MIM Spokane Industrial Manager, LLC (DE)
	73.	MetLife Member Solaire, LLC (DE)
	74.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.
		a)	METLIFE LEGAL PLANS, INC. (DE)
		b)	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
		c)	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	75.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
	76.	MetLife Boro Station Member, LLC (DE)
	77.	MetLife 8280 Member, LLC (DE)
		a)	MetLife Campus at SGV Member LLC (DE)
	78.	Southcreek Industrial Holdings, LLC (DE)
	79.	MMP Owners, LLC (DE)
	80.	ML Corner 63 Member, LLC (DE)
		a)	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
	81.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.
MMP OWNERS III, LLC (DE)
		a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		b)	MMP HOLDINGS III, LLC (DE)
			1.	MMP CEDAR STREET REIT, LLC (DE)
a. MMP CEDAR STREET OWNER, LLC (DE)
			2.	MMP SOUTH PARK REIT, LLC (DE)
a. MMP SOUTH PARK OWNER, LLC (DE)
			3.	MMP OLIVIAN REIT, LLC (DE)
a. MMP OLIVIAN OWNER, LLC (DE)
MC PORTFOLIO JV MEMBER, LLC (DE)
J.	MetLife Capital Trust IV (DE)
K.	MetLife Investments Management, LLC. (DE)

1.	MetLife Senior Direct Lending GP, LLC (DE)
	a.	MetLife Senior Direct Lending Fund, LP (CYM)
		i.	MetLife Senior Direct Lending Finco, LLC (DE)
		aa)	MetLife Senior Direct Lending Holdings, LP (DE)
	b.	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
2.	MIM MetWest International Manager, LLC (DE)
3.	MIM ML-AI Venture 5 Manager, LLC (DE)
4.	MIM Clal General Partner, LLC (DE)
5.	MIM Third Army Industrial Manager, LLC (DE)
6.	MetLife 425 MKT Manager, LLC (DE)
7.	MetLife Alternatives GP, LLC (DE)
	a)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
	b)	MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.
	c)	MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,
	d)	MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife Insurance Company of Korea Limited,
	e)	MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife Insurance Company of Korea Limited,
	f)	MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.
	g)	MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.
	h)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
8.	MetLife Loan Asset Management LLC (DE)
	a)	MIM CM Syndicator LLC (DE)
	b)	1350 Eye Street Manager, LLC (DE)
9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)
	a)	MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).
	b)	MIM Campus at SGV Manager, LLC (DE)
	c)	MIM LS GP, LLC (DE)
		(i)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
		(ii)	MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.
		(iii)	MetLife Long Short Credit Parallel Fund, LP (Cayman) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
10.	MetLife Core Property Fund GP, LLC (DE)

	a)	MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%, Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.
		i)	MetLife Core Property REIT, LLC (DE)
		1)	MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP Allen Creek Member, LLC (DE); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain Technology Center Venture, LLC; Mountain Technology Center A, LLC (100%); Mountain Technology Center B, LLC (100%); Mountain Technology Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP 38th West Highland, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial Venture, LLC (73.26%), Center Avenue Industrial, LLC (73.26%); Vineyard Avenue Industrial Venture, LLC (71.16%), and Vineyard Avenue Industrial, LLC (71.16%).
			aa)	MCP Property Management, LLC (DE)
			bb)	MetLife Core Property TRS, LLC (DE)
(i) MCP ESG TRS, LLC (DE)
MCP COMMON DESK TRS, LLC (DE)
11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
	a)	MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.
		i)	MetLife Commercial Mortgage REIT, LLC (DE)
			1)	MetLife Commercial Mortgage Originator, LLC (DE)
aa) MCMIF Holdco I, LLC (DE)
bb) MCMIF Holdco II, LLC (DE)

cc) MCMIF Holdco III, LLC (DE)
		b)	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
			i)	MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life Insurance Company (26.04%). The remainder is held by a third party.
			ii)	MetLife Strategic Hotel Originator, LLC (DE)
		c)	MSHDF Holdco I, LLC (DE)
	12.	MLIA SBAF Manager, LLC (DE)
	13.	MLIA Manager I, LLC (DE)
	14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)
	15.	MetLife Middle Market Private Debt GP, LLC (DE)
		a.	MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund II L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (30.53%), Metropolitan Life Insurance Company (30.53%), .99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by a third party.
	16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
a. MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).
	17.	MIM OMD Manager LLC (DE)
	18.	MetLife-Enhanced Core Property Fund GP, LLC (DE)
		a)	MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
			i)	MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
		b)	MetLife Enhanced Core Property Holdings LLC (DE)
			i)	MEC Fillmore Cherry Creek, LLC
			ii)	MEC Patriot Park 5 LLC (DE)
L.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
M.	Cova Life Management Company (DE)
N.	MetLife Reinsurance Company of Charleston (SC)
O.	MetLife Reinsurance Company of Vermont (VT)
P.	Delaware American Life Insurance Company (DE)
Q.	MetLife Global Benefits, Ltd. (CYM)
R.	Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

S.	MetLife Consumer Services, Inc. (DE)
T.	MetLife Global, Inc. (DE)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	American Life Insurance Company (DE)
	1.	MetLife Insurance K.K. (Japan)
		a)	Communication One Kabushiki Kaisha (Japan)
		b)	FORTISSIMO CO., LTD (Japan)
		c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.
	2.	MetLife Global Holding Company I GmbH (Swiss)
		a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remainder by third parties.
		b)	MetLife Global Holding Company II GmbH (Swiss)
			i)	ALICO European Holdings Limited (Ireland)
				1)	Closed Joint-stock Company Master-D (Russia)
					aa)	Closed Joint-Stock Company MetLife Insurance Company (Russia)
			ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)
				1)	MetLife Innovation Centre Pte. Ltd. (Singapore)
				2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)
			iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
			iv)	MetLife Investment Management Limited (England/UK)
			v)	MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).
				1.	Fundacion MetLife Mexico, A.C. (Mexico)
			vi)	MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.
			vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by Borderland Investments Limited.
			viii)	MetLife Innovation Centre Limited (Ireland)
			ix)	MetLife EU Holding Company Limited (Ireland)
				1)	MetLife Europe d.a.c (Ireland)
					1.	MetLife Pension Trustees Limited (England/UK)
				2)	Agenvita S.r.l. (Italy)
				3)	MetLife Services EOOD (Bulgaria)
				4)	MetLife Europe Insurance d.a.c (Ireland)
				5)	MetLife Europe Services Limited (Ireland)
				6)	MetLife Services, Sociedad Limitada (Spain)
				7)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.
				8)	MetLife Solutions S.A.S. (France)
					aa)	Branch of MetLife Solutions S.A.S. Morocco

				bb)	MetLife Services Cyprus Ltd (Cyprus)
			9)	Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% is owned by MetLife Services Sp z.o.o.
			10)	MetLife Towarzystwo Ubezpieczen na Zycie i Reasekuracji S.A. (Poland)
				aa)	MetLife Services Sp z.o.o. (Poland)
				bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)
				cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)
	c)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
10)	MetLife Services Cyprus Ltd. (Cyprus)
11)	MetLife Services EOOD (Bulgaria)
12)	MetLife Life Insurance S.A. (Greece)
		aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. and the remaining interest by a third party.
		x)	MetLife Investment Management Europe Limited (Ireland)
1)	MetLife Investments Asia Limited (Hong Kong)
2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)
3)	MetLife Investments Limited (England/UK)
4)	MetLife Latin America Asesorias e Inversiones Limitada (CHL) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).
		xi)	MetLife Asia Services Sdn. Bhd (Malasya)
1)	ALICO OPERATIONS, LLC (DE)
2)	MetLife Asset Management Corp. (Japan)
3)	MetLife Seguros S.A. (Uruguay)
13)	MetLife International Holdings, LLC (DE)
1)	Natiloportem Holdings, LLC (DE)
aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.
2)	PNB MetLife India Insurance Company Limited - 32.41% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
3)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
4)	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
5)	MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.
6)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS
7)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.
8)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
aa) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.

9)	MetLife Worldwide Holdings, LLC (DE)
aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties.
10)	MetLife International Limited, LLC (DE)
11)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
12)	MetLife Asia Limited (Hong Kong)
13)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
14)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third party.
15)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
16)	MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.
aa) MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
			i)	MetLife Ireland Treasury d.a.c (Ireland)
		1)	MetLife General Insurance Limited (Australia)
		2)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
			aaa)	The Direct Call Centre PTY Limited (Australia)
			bbb)	MetLife Investments PTY Limited (Australia)
				i)	MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.
	ii)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
		1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
			bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		2)	MetLife Insurance Company of Korea, Ltd.- 14.64% is owned by MetLife Mexico S.A. de C.V. and 85.36% is owned by Metropolitan Global Management, LLC.
			aaa)	MetLife Financial Services, Co., Ltd. (South Korea)
	3.	Borderland Investments Limited (DE)
		a)	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	International Technical and Advisory Services Limited (DE)
	5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.
		a)	Global Properties, Inc. (DE)
W.	MetLife European Holdings, LLC (DE)
X.	MetLife Investment Management Holdings, LLC (DE)

1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)
2)	MIM Property Management, LLC (DE)
3)	MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life Insurance Company owns 77.73% of the Fund. The remainder is held by a third party.
	a)	MIM Property Management of Georgia 1, LLC (DE)
	b)	MIM MetWest International Manager, LLC (DE)
	c)	MIM ML-AI Venture 5 Manager, LLC (DE)
	d)	MIM Clal General Partner, LLC (DE)
4)	MetLife Real Estate Lending LLC (DE)
5)	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
6)	MetLife Investment Management, LLC (DE)
7)	ML Venture 1 Servicer, LLC (DE)
	a)	MetLife Single Family Rental Fund GP, LLC (DE)
		i)	MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.
	b)	MetLife Enhanced Core Property Fund GP, LLC (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.
	c)	MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.
		i)	MetLife Enhanced Core Property Holdings, LLC (DE)
		ii)	MEC FIllmore Cherry Creek, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the Underwriter )), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees ( MetLife Employees ) of MetLife, Inc. or its affiliates ( MetLife ), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six Security Equity
Separate Account Twenty-Seven
Separate Account No. 13S
(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Christy Chandler 200 Park Avenue New York, NY 10166	Director, Vice President
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President

Name and Principal Business Address	Positions and Offices With Underwriter
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Patricia Fox 501 Route 22 Bridgewater, NJ 08807	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer
Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Insurance Company	$3,859,084	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)	Registrant
(b)	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166
(c)	MetLife Investors Distribution Company 200 Park Avenue New York, NY 10166
(d)	MetLife 18210 Crane Nest Drive Tampa, FL 33647

Item 36. Management Services
Not applicable
Item 37. Fee Representation
Metropolitan Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 20th day of April, 2022.
Metropolitan Life Separate Account UL
By:	Metropolitan Life Insurance Company
By:	/s/ HOWARD KURPIT
Howard Kurpit
Senior Vice President

METROPOLITAN LIFE INSURANCE COMPANY
BY:	/s/ HOWARD KURPIT
Howard Kurpit
Senior Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on the 20th day of April, 2022.
SIGNATURE	TITLE
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President and Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John Dennis McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W.Grise
*	Director
Carlos M. Gutierrez
*	Director
Gerald L. Hassell
*	Director
David L Herzog
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney
*	Director
Diana McKenzie
*	Director
Denise M. Morrison

SIGNATURE	TITLE
*	Director
Mark A. Weinberger

By:	/s/ ROBIN WAGNER
Robin Wagner Attorney-in-fact
April 20, 2022
*	Metropolitan Life Insurance Company. Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.

Exhibit Index
(f)	(iv)	Amended and Restated Charter of Metropolitan Life Insurance Company.
(h)	(xvii)	Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company.
(h)	(xviii)	Amendment No. 1 dated as of May 1, 2007 to the Participation Agreement dated May 1, 2004, as amended, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts.
(h)	(xix)	Amendment No. 2 dated as of May 1, 2007 to the Participation Agreement dated November 10, 2008, as amended, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts.
(n)		Consent of Independent Registered Public Accounting Firm.